Exhibit 99.1

Histogen Announces $5 Million Private Placement Priced At-the-Market Under Nasdaq Rules

SAN DIEGO, July 12, 2022 – Histogen Inc. (NASDAQ: HSTO), a clinical-stage therapeutics company focused on developing both restorative therapeutics and pan-caspase and caspase selective inhibitors focused on treatments for infectious and inflammatory diseases, announced today that it has entered into a securities purchase agreement with a single healthcare-focused institutional investor to issue 1,774,309 shares of common stock (or pre-funded warrants in lieu thereof), Series A warrants to purchase up to an aggregate of 1,774,309 shares of common stock and Series B warrants to purchase up to an aggregate of 1,774,309 shares of common stock, at a purchase price of $2.818 per share of common stock (or pre-funded warrant) and associated warrants, in a private placement priced at-the-market under Nasdaq rules, for expected gross proceeds to Histogen of approximately $5 million, before deducting placement agent fees and other offering expenses payable by the Company.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the private placement.

Each share of common stock (or pre-funded warrant) was sold in the private placement together with a Series A warrant to purchase one share of common stock and a Series B warrant to purchase one share of common stock. The Series A warrants have an exercise price of $2.568 per share of common stock, will be exercisable commencing immediately upon issuance for a period of five and one-half years from the date of issuance. The Series B warrants have an exercise price of $2.568 per share of common stock, will be exercisable commencing immediately upon issuance for a period of eighteen months from the date of issuance.

The closing of the private placement is expected to occur on or about July 15, 2022, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the private placement for working capital and general corporate purposes.

The Company also has agreed that certain warrants to purchase an aggregate of 447,800 shares of common stock of the Company that were issued to such investor in November 2020 through December 2021 with exercise prices ranging from $8.50 to $34.00 per share and expiration dates ranging from May 18, 2026 to June 21, 2027, will be amended, among others, to have a reduced exercise price of $2.568 per share, will expire five and one-half years following the closing of the private placement, at an additional offering price of $0.0316 per amended warrant.

The offer and sale of the foregoing securities are being made in a transaction not involving a public offering and the securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. Under an agreement with the investors, the Company agreed to file an initial registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the shares of common stock to be issued to the investors (including the shares of common stock issuable upon the exercise of the warrants) no later than 15 days and to use commercially reasonable efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than 75 days in the event of a “full review” by the SEC.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Histogen Inc.

Histogen Inc. is a clinical-stage therapeutics company focused on developing both potential first-in-class restorative therapeutics that ignite the body’s natural process to repair and maintain healthy biological function as well as a pipeline of clinical and preclinical small molecule pan-caspase and caspase selective inhibitors focused on treatments for infectious and inflammatory diseases. Under our biologics technology platform, our product candidates in development are HST-003, a treatment for joint cartilage repair, and HST-004, a treatment for spinal disc repair. In addition, within our small molecule pipeline, our product candidates include emricasan, CTS-2090 and CTS-2096. Currently, emricasan is being developed jointly with our collaboration partner, Amerimmune, for the treatment of COVID-19, and we are evaluating the use of emricasan for other infectious diseases including the treatment of MRSA. We also have preclinical product candidates, CTS-2090 and CTS-2096, novel, potent, orally bioavailable, and highly selective small molecule inhibitors of caspase-1 designed for the treatment of certain inflammatory diseases. For more information, please visit www.histogen.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. For example, we are using forward-looking statements when we discuss the completion of the private placement; the satisfaction of customary closing conditions related to the private placement and the intended use of net proceeds from the private placement. Because such statements deal with future events and are based on our current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of the Company that could differ materially from those described in or implied by the statements in this press release, including: our ability to obtain funding for our operations, including funding necessary to complete further development and any commercialization of our product candidates; our expectations regarding the arbitration proceeding related to emricasan and the joint development with Amerimmune for COVID-19 and other infectious and inflammatory diseases, including its ability to carry out the development of emricasan and the potential for delays in the timing of regulatory approval, the impact of the arbitration proceedings and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all; our intention to independently assess our caspase selective inhibitors for inflammatory diseases; the uncertainties associated with the clinical development and regulatory approval of the Company’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; competition in the orthopedics market, COVID-19 market and other markets in which we and our collaboration partner operate; the potential that earlier clinical trials and studies of our product candidates may not be predictive of future results; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase its costs and expenses; the impact of any arbitration and litigation proceedings on our business and market and other conditions. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including those risks discussed in our filings with the Securities and Exchange Commission. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events, or circumstances or otherwise.

CONTACT:

Susan A. Knudson

Executive Vice President & CFO

Histogen Inc.

ir@histogen.com